October 12 -13, 2011
Miami, Florida
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

AXAS Highlights
 ▪ NASDAQ: AXAS
 ▪ Shares outstanding: ~92.1 million
 ▪ ~40% institutional
 ▪ ~10% insider
 ▪ Average trading volume: ~2.5 million shares per day
 ▪ Short position: ~23 million shares (09-15-11)
 ▪ Market capitalization: ~$275 million
 ▪ Long-term revolving bank debt: ~$90 million
 ▪ 2011 Capital program: $60 million+
 ▪ 100% oil or liquids weighted
 ▪ 2011 Production guidance(1):
 ▪ 4,000 - 4,200 boe/d average
 ▪ 4,700 - 4,900 boe/d exit rate
 ▪ 2012 Capital program: TBD (Nov-11)
(1) Production guidance includes AXAS’ share of Blue Eagle’s production

Unique to AXAS
▪ Portfolio of unconventional oil assets
 ▪ 50,000+ net acres: Bakken, Eagle Ford, Niobrara
▪ Acreage predominately held by production
▪ Operated operations in Bakken exclusively pad development
 ▪ Will continue non-op participation

AXAS Hedges
	2011	2012	2013	AVE.
OIL - weighted average price	$76.61	$70.89	$80.79	$75.69
% OIL PDP(1)	77%	80%	67%

GAS - weighted average price	$6.52	$6.77	$6.84	$6.69
% GAS PDP(1)	82%	81%	66%
NYMEX-based fixed price swaps:
(1) As of December 31, 2010

ND
MT
WY
CO
UT
TX
OK
LA
Proved Reserves (MMBoe)(1):
 26.6
- Proved Developed: 49%
 - Oil/NGL %:   42%
 - Operated: 81%
Abraxas Petroleum Corporation
(1) Net proved reserves as of December 31, 2010, including
 AXAS’ 50% share of Blue Eagle’s proved reserves
 (41% as of 06/30/11)
Bakken / Three Forks
Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play
High Quality Assets
Alberta
Niobrara Play
Alberta Basin
Bakken Play
Alberta
Wolfbone Play

Reserve / Production Summary
Proved Reserves(1) - 26.6 MMBoe
Production(2) - 3,845 Boepd
(1) Net proved reserves as of December 31, 2010, including AXAS’ 50% share of Blue Eagle’s proved reserves (41% as of 06/30/11)
(2) Daily net production for the quarter ended June 30, 2011, including AXAS’ 50% share of Blue Eagle’s production (41% as of 06/30/11)
Basin
21%
Basin
31%
Canada
1%
Canada
2%

AXAS Production
(1) Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011 and 41% in July 2011)
Base production
Divestitures
Weather disruptions
 34% 35% 36% 39% 42% 49% 50% >50% Oil/NGL %
(1)
(1)
(1)
Range of guidance

2011 Capital Budget
 ▪ Large inventory of drilling locations in unconventional and conventional oil plays
 ▪ 1H:11 oil weighted drilling program focused on low-risk / high-return Texas conventional oil projects
 ▪ 2H:11 accelerate operated drilling activity in the Bakken and Three Forks plays
 ▪ Additional inventory of gas projects await higher gas prices (all HBP)
(1) Unrisked locations based on eight wells (four Bakken and four Three Forks) per 1,280 acre units; 160 acre spacing assumptions in the Eagle Ford Shale; 3-D identified locations in the Niobrara Shale play
(2) Eagle Ford Shale acreage and locations are gross to the Blue Eagle JV which Abraxas owns a 50% equity interest (41% as of 06/30/11)
Project Area	Net Acres	Net Unrisked Locations(1)	2011 Drilling Program		2011 Net Capital ($MM)
			Gross	Net
Bakken / Three Forks	20,835	130	15.0	3.0	$25.5
Eagle Ford Shale(2)	12,073	75	4.0	4.0	$0.0
Niobrara Shale	17,800	56	2.0	2.0	$10.0
Pekisko Fairway	9,120	10	2.0	2.0	$4.0
Alberta Bakken	10,000	-	-	-	-
Texas Oil Plays	8,700	65	15.0	15.0	$14.1
Other	n/a	n/a	4.0	4.0	$6.4
Total:	78,528	336	42.0	30.0	$60.0

Bakken / Three Forks
Nesson
2,270 net acres
Elm Coulee
440 net acres
Elkhorn Ranch / Lewis & Clark
2,035 net acres
Harding / Rough Rider
7,010 net acres
Carter
3,200 net acres
Sheridan
2,340 net acres
North Fork / Nesson
3,540 net acres
▪ Gross / Net Acres:
 ▪ 109,658 / 20,835
 ▪ ~100% held by production
▪ Drilling Inventory:
 ▪ 1,280 acre units
 ▪ ~685 gross / 130 net
 ▪ 4 Bakken / 4 Three Forks
 wells
▪ Recent Activity:
 ▪ 2 gross (1.4 net) operated
 wells
 ▪ 19 gross (1.0 net) non-
 operated wells

▪ 2011 Activity:
 ▪ $25.5 MM budget
 ▪ Long-term arrangements:
 ▪ Drilling rig (purchased)
 ▪ Completion services
Ravin 26-35 1H - TFS
Stenehjem 27-34 1H - Bakken

Why Drilling Rig?
▪Economics:
 ▪ 3 year cost to wells
 ▪ Contract - $29.6 MM
 ▪ Own - $16.4 MM
 ▪ Payout - 3 years
▪Efficiency & Performance:
 ▪ In-house drilling rig management
 ▪ Company crews incentivized with company goals - not contractors
 ▪ Pad drilling allows semi-permanent man camp
▪Control:
 ▪ Company makes decisions
 ▪ Leverage to increase land ownership
▪Financing:
 ▪ Very favorable terms

AXAS operated wells
    Three Forks  Bakken
AXAS non-operated wells location location
Bakken / Three Forks
▪North Fork/Nesson:
 ▪ 3,540 net acres
 ▪ 1,280 acre units: 8 B/TF wells
 ▪ 64 gross (19.7 net)
 ▪ Drilled: 4 gross (1.5 net)
 ▪ Locations: 60 gross (18.2 net)
▪Economics:
 ▪ D&C Cost: $9.0 MM
 ▪ $7.5 MM (pad drilling)
 ▪ EUR: 500 Mboe
 ▪ 87% Oil & NGLs
 ▪ IRR: ~30% (no acreage)
 ▪ ~46% (pad drilling)
▪Ravin 26-35 1H:
 ▪ Cumulative production (270 days):
 ▪ 80,000 Boe
 ▪ 86% Oil & NGLs
▪Stenehjem 27-34 1H:
 ▪ Cumulative production (95 days):
 ▪ 50,000 Boe
 ▪ 84% Oil & NGLs

North Fork / Nesson
3,540 net acres
79% WI
2% WI
15% WI
6% WI
48% WI
7% WI
30% WI
Koeser (B)
Stenehjem (B)
Johnson (B)
Ravin (TF)
59% WI
<1% WI

Eagle Ford Shale
▪ Acreage:
 ▪ 12,073 net
 ▪ Atascosa, DeWitt, Lavaca and McMullen
 Counties, TX
▪ Drilling Inventory:
 ▪ 75 net JV locations
 ▪ 160 acre spacing
▪ Economics:
 ▪ D&C Cost: $8.5 MM
 ▪ EUR: 500 MBoe(1)
▪ Blue Eagle Joint Venture:
 ▪ Abraxas operator
 ▪ Rock Oil committed to fund up to $75 MM
 ▪ Upon full funding, AXAS equity interest - 25%
 ▪ $36 MM Rock Oil contribution to date
 ▪ 41% equity interest (AXAS)
▪ Recent Activity:
 ▪ 1st well: T Bird 1H - on production
 ▪ 2nd well: Matejek Gas Unit 1 - on production
 ▪ 3rd well: Grass Farms 1H - flowing back
 ▪ Acquired 2,487 net acres (McMullen Co.)
 ▪ Q4: drill two McMullen Co. wells
Lavaca County
Atascosa County
AXAS: Grass Farms 1H
DeWitt County
AXAS: T Bird 1H
TLM: Matejek Gas Unit 1
oil window
gas window
gas/condensate
window
(1) 1st JV Eagle Ford well - 1,100 MBoe of proved reserves
McMullen County

Drilling Inventory:
 Nordheim Area -
 ▪ 3,600 net acres
 ▪ 160 acre spacing
 ▪ 23 net wells
T Bird 1H:
 ▪ JV - 100% WI
 ▪ Op: AXAS
 ▪ TMD - 19,450’
 ▪ 5,700’ lateral
 ▪ 15-stage frac
 ▪ 75 days (spud to on-line)
 ▪ Current:
  800 Boepd
 ▪ Cumulative (235 days):
AXAS owns a 50% equity interest in the Blue Eagle joint venture
(41% as of 06/30/11)
Eagle Ford Shale
Nordheim Prospect
DeWitt County, TX
oil window
gas window

Campbell
Converse
Niobrara
Weston
Niobrara Shale
Converse / Niobrara Counties, Wyoming
CHK / EOG:
2 producing wells
9 permits
▪ Gross / Net Acres:
 ▪ 20,720 / 17,800
 ▪ Primarily in Converse and Niobrara
 Counties
 ▪ ~90% held by production
 ▪ ~2,100 net acres in Campbell County
 directly offsetting EOG producing well
▪ Drilling Inventory:
 ▪ 90 gross / 56 net locations
 ▪ 3-D identified
▪ Economics:
 ▪ D&C Cost: $5.0 MM
 ▪ EUR: 250 MBoe
▪ Historical Activity:
 ▪ 12 wells (2000 - 2009)
  (7 horizontal / 5 vertical)
 ▪ 1 vertical Niobrara
▪ 2011 Activity:
 ▪ $10.0 MM to drill 2.0 gross/net wells
 ▪ 1st well (Prairie Falcon 3H)
 ▪ w/o 15 stage frac
 ▪ 4,500’ lateral
▪ Other:
 ▪ 23 sq. miles proprietary 3D seismic
 data
 ▪ Full-diameter core data
EOG Crossbow Area:
8 successful horizontal wells (Turner)
1-rig program
Typical well (Crossbow 7-06H)
30-day average: >700 Boepd
SWN / Helis:
1 producing well
14 permits
AXAS Activity:
Sage Grouse 3H:
(Cum Oil 25 MBbl / 50 MBbl EUR)
CHK:
Sims 15-26H:
(Cum Oil 20 MBbl / Gas 678 MMcf)
11 producing wells (Frontier/Niobrara)
4 permits

West Texas - Spires Ranch

▪ Economics:
 ▪ D&C Cost: $1.6 MM
 ▪ EUR: 160 MBoe
 ▪ 80 MBbl oil
 ▪ 200 MMcf sales gas
 ▪ 45 MBbl NGL
 ▪ IRR: 160%
▪ Spires 126 1H:
 ▪ Cumulative production (190 days):
 ▪ 16,000 Boe
 ▪ 75% Oil & NGLs
▪ Spires 126 2H:
 ▪ Average daily production (70
 days):
 ▪ 100 Boepd
 ▪ 74% Oil & NGLs
AXAS owns 100% working interest in Spires Ranch leasehold
5,600 net acres
Nolan
County

West Texas - Wolfbone

▪ April 2011 TX GLO Lease Sale:
 ▪ $5,295 / acre -
  offsetting AXAS
▪ Current Industry Activity:
 ▪ 2 CWEI-CHK wells -
  offsetting AXAS
 (completed - w/o results)
▪ Current Activity:
 ▪ AXAS Lindemann 24-1 -
   w/o fracture stimulation
AXAS’ leasehold at Nine Mile Draw (100% WI)
Reeves
County
3,000 net acres
AXAS
Lindemann 24-1
(w/o frac)

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Bakken/Three Forks, North Dakota
 • Stenehjem: on production
 • AXAS 79%
 • Horizontal drilling program
 • Purchased drilling rig
 • Spud 1st well: Fall 2011
Spires Ranch / NE Millican, West Texas
 • 3 horizontal oil wells - 2 wells: on production
 • 3rd well: drilling lateral
 • 2 vertical oil wells - 2nd well: completing
 • AXAS 100%
Eagle Ford, South Texas
 • Matejek 1H - on production
 • JV 44%(1)
 • Grass Farms 1H - flowing back
 • JV 100%(1)
Pekisko, Alberta, Canada
 • 2 horizontal oil wells -
 • 1st well: completed (w/o facilities)
 • 2nd well: completed (w/o facilities)
 • CANAXAS 100%
Niobrara / Turner, Wyoming
 • 2 horizontal oil wells -
 • 1st well: w/o completion
 • AXAS 100%

Bakken/Three Forks, North Dakota / Montana
 • Continental operated
 • 5 wells: 4 on production (2-TF, 2-B), 1 w/o rig
 • AXAS 4%
 • Denbury operated
 • 2 wells: on production
 • AXAS 2-6%
 • TAQA operated
 • 1 well: completing
 • AXAS 36%
 • Brigham operated
 • 3 wells: on production
 • AXAS 1-7%
 • Whiting operated
 • 1 well: on production
 • AXAS 13%
 • Petro-Hunt operated
 • 1 well: drilling lateral
 • AXAS <1%
 • XTO Energy operated
 • 1 well: on production
 • AXAS 1%
Mission Canyon, North Dakota
 • True operated
 • 2 horizontal wells: completed (w/o facilities)
 • AXAS 3-8%

(1) AXAS owns a 50% equity interest in the Blue Eagle joint venture (41% as of 06/30/11)

Business Plan
 ▪ 2011 Capital Program: $60 MM+
 ▪ oil development
 ▪ Bakken/TFS - Accelerate with purchase of drilling rig
 ▪ Eagle Ford - Accelerate with JV
 ▪ Target - 50/50 oil/gas production mix
 ▪ Target - >90% operated

Appendix

Net Asset Value
(1) Includes identified and resource potential on Bakken, Niobrara, Eagle Ford, Pekisko and Texas oil plays. Excludes identified and resource reserves in Alberta Basin Bakken and value of Eagle Ford joint venture drilling carry. The probable and possible reserve estimates do not necessarily represent reserves defined under SEC rules.
Net Asset Value per Share(1)
Proved Reserves Only
$ 2.46
Proved PLUS Probable Reserves
$ 13.82
Proved PLUS Probable PLUS
Possible Reserves
$ 28.54

(1) Eagle Ford Shale acreage and locations are net to AXAS’ 50% equity interest in the Blue Eagle JV (41% as of 06/30/11)
(2) Possible Bakken/Three Forks locations are based on three additional Bakken and four additional Three Forks wells per 1,280 acre unit
Note: The probable and possible reserve estimates do not necessarily represent reserves defined under SEC rules
NAV - Undiscounted
2010 PV-10 at Current Pricing
($100/$4.50)

$313,084,390
Net Cash

$2,000,000
Less Outstanding Debt

($90,000,000)

Basin
Net Undeveloped
Acres
Well Spacing /
Acre
Net Locations
Per Well Reserves
(BOE)
Reserve Potential
(BOE)
Bakken / Three Forks
20,835
1280
16.3
500,000
8,138,672
Eagle Ford Shale(1)
6,037
160
37.7
500,000
18,864,094
Pekisko Fairway
9,120

10.0
150,000
1,500,000
Texas Oil Plays
8,700

65.0
57,423
3,732,500
Probable Reserve Value @$30 Netback

$1,387,057,969
Probable Reserve Value/Share (Unrisked)

$15.15

2P NAV/Share (Risked)

$13.82
Possible

Net Undeveloped
Acres
Well Spacing /
Acre
Per Well Reserves
(BOE)
Reserve Potential
(BOE)

Eagle Ford Shale(1)
6,037
80
37.7
500,000
18,864,094
Possible Reserve Value @$30 Netback

$2,695,043,906

3P NAV/Share (Risked)

$28.54

(1) Eagle Ford Shale acreage and locations are net to AXAS’ 50% equity interest in the Blue Eagle JV (41% as of 06/30/11)
(2) Possible Bakken/Three Forks locations are based on three additional Bakken and four additional Three Forks wells per 1,280 acre unit
Note: The probable and possible reserve estimates do not necessarily represent reserves defined under SEC rules
NAV - PV Equivalent
2010 PV-10 at Current Pricing
($100/$4.50)

$313,084,390
Net Cash

$2,000,000
Less Outstanding Debt

($90,000,000)

Basin
Net Undeveloped
Acres
Well Spacing /
Acre
Net Locations
Per Well Reserves
(BOE)
Reserve Potential
(BOE)
Bakken / Three Forks
20,835
1280
16.3
500,000
8,138,672
Eagle Ford Shale(1)
6,037
160
37.7
500,000
18,864,094
Pekisko Fairway
9,120

10.0
150,000
1,500,000
Texas Oil Plays
8,700

65.0
57,423
3,732,500
Probable Reserve Value @$15 Netback

$693,528,984
Probable Reserve Value/Share (Unrisked)

$7.57

2P NAV/Share (Risked)

$8.14
Possible

Net Undeveloped
Acres
Well Spacing /
Acre
Per Well Reserves
(BOE)
Reserve Potential
(BOE)

Eagle Ford Shale(1)
6,037
80
37.7
500,000
18,864,094
Possible Reserve Value @$10 Netback

$898,347,969

3P NAV/Share (Risked)

$13.04

Low Risk Oil Development
 West Texas - Spires Ranch
 ▪ Gross / Net Acres: 5,600 (100% WI)
 ▪ County: Nolan
 ▪ Formation: Strawn
 ▪ Locations: 10
 ▪ D&C: $1.6 MM / EUR: 160 MBoe
 ▪ 2011 Capex / Activity:
 ▪ $4.8 MM to drill 3.0 wells
 West Texas - Shallow Howe
 ▪ Gross / Net Acres: 2,000 (100% WI)
 ▪ County: Ward
 ▪ Formation: Yates
 ▪ Locations: 40
 ▪ D&C: $400K / EUR: 40 MBoe
 ▪ 2011 Capex / Activity:
 ▪ $1.6 MM to drill 4.0 wells
 South Texas - Portilla
 ▪ Gross / Net Acres: 1,100 (100% WI)
 ▪ County: San Patricio
 ▪ Formation: Frio 7,400 and 8,100 sands
 ▪ Locations: 15
 ▪ D&C: $700K - $900K / EUR: 47 - 88 MBoe
 ▪ 2011 Capex / Activity:
 ▪ $7.7 MM to drill 7.0 infill wells
Portilla -
San Patricio County
Spires Ranch -
Nolan County
Shallow Howe -
Ward County

Canada Oil Development - Pekisko
▪ Gross / Net Acres:
 ▪ 9,120 (100% WI)
▪ Drilling Inventory:
 ▪ 10 gross / net locations
▪ Economics:
 ▪ D&C Cost: $2.0 MM
 ▪ EUR: 150 MBoe
▪ Historical Activity:
▪ 2 horizontal wells (2010)
▪ 2011 Activity:
 ▪ $4.0 MM to drill 2.0 gross / net
 horizontal wells offsetting successful
 2010 Twining 9-11 well
 ▪ 1st well - completed (w/o facilities)
 ▪ 2nd well - completed (w/o facilities)
▪ Other:
 ▪ Horizontal development of conventional
 field
 ▪ 5,400’ vertical depth / 3,000’ lateral
 length
Tomahawk
Twining
 Pekisko Trend
Alberta, Canada

Southern Alberta Basin - Bakken
▪ Gross / Net Acres:
 ▪ >10,000 net acres
 ▪ 800 net mineral acres
 ▪ Glacier and Toole Counties, Montana
 ▪ Leases have 5-10 year primary terms
▪ 2011 Activity:
 ▪ Continue to add to leasehold position in
 geologically specific areas
 ▪ Monitor industry drilling activity
AXAS Leasing Area
Blackfoot Nation Territory
Newfield Wells
Rosetta & Others Wells
Toole
Glacier
Glacier / Toole Counties, Montana

Rocky Mountain
➢ 8.4 MMBoe of proved reserves
➢ 53% proved developed
➢ 86% crude oil / NGL
➢ 1,004 Boepd of production
➢ 20.8 R/P ratio
➢ 896 gross (104 net) producing wells
➢ 72 PUD locations
➢ 81,990 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Uinta Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Area of Operations
Overview
Net proved reserves, well count and acreage as of December 31, 2010
Daily net production for the quarter ended June 30, 2011
Alberta Basin
Bakken Play
Bakken / Three Forks
Play
Niobrara Play

Permian Basin
Permian Basin
➢ 5.6 MMBoe of proved reserves
➢ 79% proved developed
➢ 31% crude oil / NGL
➢ 1,201 Boepd of production
➢ 12.3 R/P ratio
➢ 210 gross (156 net) producing wells
➢ 5 PUD locations
➢ 38,951 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
TX
Area of Operations
Overview
Barnett / Woodford
Shale Play
Wolfberry Trend
Net proved reserves, well count and acreage as of December 31, 2010
Daily net production for the quarter ended June 30, 2011
Wolfbone Play

Gulf Coast
Gulf Coast
➢ 10.9 MMBoe of proved reserves
➢ 30% proved developed
➢ 17% crude oil / NGL
➢ 1,398 Boepd of production
➢ 32.0 R/P ratio
➢ 53 gross (47 net) producing wells
➢ 23 PUD locations
➢ 7,776 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
TX
Area of Operations
Overview
Eagle Ford
Shale Play
Net proved reserves, well count and acreage as of December 31, 2010
Net proved reserves, R/P ratio, PUD locations and daily net production include AXAS’ share of Blue Eagle
Daily net production for the quarter ended June 30, 2011

NASDAQ: AXAS